UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

AGF Investments Trust

(Exact name of registrant as specified in charter)

99 High Street

Suite 2802

Boston, MA 02110-2663

(Address of principal executive offices) (Zip code)

William H. DeRoche, President

99 High Street, Suite 2802

Boston, MA 02110-2663

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

June 30, 2023

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus or summary prospectus with this and other information about the Funds, please call (833) AGF-FUND (833-243-3863) or visit our website at www.agf.com/us. Read the prospectus or summary prospectus carefully before investing.

Investing involves risk including loss of principal. Equity securities are volatile and can decline significantly in response to broad market and economic conditions. Investments in global equities may be significantly affected by political or economic conditions and regulatory requirements in a particular country. International markets can involve risks of currency fluctuation, political and economic instability, different accounting standards and foreign taxation. Emerging or frontier markets involve exposure to economic structures that are generally less diverse and mature. The less developed the market, the riskier the security. Such securities may be less liquid and more volatile.

Additional risks for the AGF Global Sustainable Equity Fund:

The universe of sustainable investments may be smaller than that of other funds that do not focus on sustainable development issuers. The Fund may forgo opportunities to gain exposure to certain attractive companies in certain industries and sectors, such as fossil fuel producers, and may have a reduced weighting in others, due to their lack of positive exposure to sustainability themes. Because of these themes, the Fund may underperform the market as a whole if such investments underperform the market.

Distributor: Foreside Fund Services, LLC

Table of Contents

i	Management Discussion of Fund Performance
Schedule of Investments
1	AGF Emerging Markets Equity Fund
3	AGF Global Sustainable Equity Fund
5	Statements of Assets and Liabilities
6	Statements of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
10	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Expense Examples
21	Board Consideration of the Investment Advisory Agreement
23	Additional Information
25	Trustees and Officers of the AGF Investments Trust

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity. Funds invested in a smaller number of holdings may expose an investor to greater volatility.

i

Management Discussion of Fund Performance

AGF Emerging Markets Equity Fund (Unaudited):

During the period from July 1, 2022 through June 30, 2023 (the “Annual Period”), each of Class I and Class R6 of AGF Emerging Markets Equity Fund (the “Fund”) returned 1.31%, underperforming its benchmark, the MSCI Emerging Markets Net Index(a), which returned 1.75%.

Security selection in Brazil was the biggest detractor from the Fund’s performance during the Annual Period, while security selection in Greece and the United Kingdom also detracted from the Fund’s performance. Security selection in India, Taiwan and the United Arab Emirates contributed positively to returns relative to the benchmark. From a country allocation perspective, an overweight allocation to Hong Kong (approximately 6.7% average weight versus 0.8% for the benchmark) and China (approximately 31.5% average weight versus 30.8% for the benchmark) detracted from the Fund’s performance. Additionally, having no exposure to Mexico also detracted from the Fund’s performance. An overweight allocation to Greece (approximately 2.6% average weight versus 0.3% for the benchmark), an out-of-benchmark exposure to Italy and an overweight allocation to Peru (approximately 1.2% average weight versus 0.3% for the benchmark) contributed positively to performance.

Inflation pressures in emerging market economies have fallen more recently, while the emerging markets Producer Price Index(b) (“PPI”) momentum is in deflation territory for the first time since the pandemic. If commodity prices remain under pressure as the U.S. economy continues to slow, PPI could be under renewed pressure, potentially weighing on consumer prices. Longer term, inflation will likely increase as economic growth and commodity prices start to rebound and long-term drivers, such as spending on climate change initiatives and de-globalization, become more dominant.

In response to its decelerating economy, China has opted against announcing a substantial stimulus package, as it had done during previous downturns. The country confronts challenges from slow economic growth, soaring debt levels and financial stability concerns. While policymakers in China have implemented policy rate cuts, the response thus far has been moderate and has failed to instill confidence in the private sector. Furthermore, feeble external demand and uncertainty in the housing market continue to exert downward pressure on household and business confidence, heightening deflationary risks.

Nevertheless, the Fund’s portfolio manager anticipates a forthcoming announcement of further stimulative policies, which could potentially include measures to bolster consumption, and support the property sector and additional policy rate cuts. The Fund’s portfolio manager looks forward to gaining more insights during the Politburo meeting scheduled for July. Consequently, an upswing in China’s economic activity during the second half of 2023 and into 2024 is expected by the Fund’s portfolio manager. The Fund’s portfolio manager believes this resurgence is likely to have positive spillover effects on other emerging market economies and contribute to a widening gap between emerging market and developed market economic growth. Historical trends indicate that such divergences have resulted in emerging market equities outperforming developed market equities.

If the U.S. Federal Reserve (the “Fed”) chooses to sustain a prolonged pause in its policy rate adjustments after the July meeting, it could create possibilities for central banks in the emerging markets throughout Latin America, Europe, the Middle East and Africa to consider implementing policy rate cuts during the latter part of 2023. Notably, countries like Brazil, which have witnessed an improved inflation outlook and where the central bank commenced raising policy rates well before the Fed’s first increase in March 2022, could potentially reap the benefits of lower rates.

Growth of a $1,000,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $1,000,000 from January 3, 2020 (Commencement of Operations) to June 30, 2023 assuming the reinvestment of distributions

Average Annual Total Return as of June 30, 2023

	1 Year	3 Year	Since Inception
AGF Emerging Markets Equity Fund Class I Shares	1.31%	3.55%	-1.94%
AGF Emerging Markets Equity Fund Class R6 Shares	1.31%	3.55%	-1.94%
MSCI Emerging Markets Net Index(1)	1.75%	2.32%	-1.31%

(1)The performance of the MSCI Emerging Markets Net Index is reduced by the taxes on dividends paid by the international securities issuers in the index.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2025 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of its investments, and acquired (underlying) fund fees and expenses) for Class I shares and Class R6 shares do not exceed 0.95% of the average daily net assets of each share class. As stated in the current prospectus, the current gross and net expense ratios for both classes are 45.02% and 0.95%, respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please call (833) AGF-FUND (833-243-3863). Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

The views expressed in this letter are those of AGF Investments America Inc. as of June 30, 2023 and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

(a)The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. With 1,422 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

(b)The Producer Price Index (PPI) measures the average change over time in the prices domestic producers receive for their output. It is a measure of inflation at the wholesale level that is compiled from thousands of indexes measuring producer prices by industry and product category.

AGF Global Sustainable Equity Fund (Unaudited):

During the period from July 1, 2022 through June 30, 2023 (the “Annual Period”), each of Class I and Class R6 of AGF Global Sustainable Equity Fund (the “Fund”) returned 12.57%, underperforming its benchmark, the MSCI World Net Index(a), which returned 18.51%. The Fund’s security selection in the Information Technology, Consumer Discretionary and Materials sectors detracted from relative performance. This was partially offset by its overweight allocation to the Industrials sector and underweight allocations to the Real Estate and Communication Services sectors, all of which contributed to the Fund’s performance.

From a geographic perspective, the Fund’s allocations to Italy, Hong Kong and Australia contributed to relative performance, while its allocations to Norway, Taiwan and Spain detracted from the Fund’s performance.

From a thematic perspective, sustainable themes generally outperformed compared to the broader markets during the Annual Period. Energy Transition, Food & Health, and Circular Economy & Pollution underperformed relative to the broader market. Among the sub-themes that underperformed during the Annual Period include Sustainable Food, Healthy Living, and EV & Autonomous Transportation.

During the Annual Period, equities rallied as major announcements around the globe spurred on markets. However, despite these late gains, 2022 was the worst calendar year for equities since the Global Financial Crisis. China’s long-awaited economic rebound helped the global economic outlook somewhat after the country abandoned its much-debated zero-COVID policy.

The U.S. economy continued its growth trajectory during the Annual Period as inflation eased and there was a healthy increase in productivity. The banking crisis in March 2023 caused negligible instability in the second calendar quarter of 2023 both in Europe and the U.S., as the U.S. Federal Reserve (the “Fed”) guaranteed depositors their deposits would be secure in Silicon Valley Bank and Signature Bank, while engineering a takeover of First Republic Bank by J.P. Morgan. China’s economic revival got off to a slow start as retail sales and industrial output came in below expectations, prompting China’s central bank to cut some key interest rates.

U.S. equity markets recovered throughout the Annual Period on the back of positive economic data, suggesting an expansion in the U.S. economy. Investor sentiment grew stronger as industrial activity improved and jobless claims fell to their lowest point since April 2022. The talks of a recession gathered pace as the collapse of two major banks took a toll on sentiment. U.S. equities rallied in the second calendar quarter of 2023 on the back of gains in the Information Technology sector, as the hype around artificial intelligence (“AI”) and its prospects became a hot topic that drove gains.

European equities rallied strongly through the Annual Period as the rate of inflation started to recede. The performance was supported by stronger-than-expected economic data (except in the first calendar quarter of 2023), lower gas prices and a greater bias toward China where sentiment improved dramatically for most of the Annual Period. Policymakers in the country eased its zero-COVID policy much earlier than the market had expected and triggered talks of a solid economic revival.

A global climate pact was agreed upon at the COP27 summit in November 2022. In the U.S., the Biden administration passed the landmark Inflation Reduction Act, which allocates about $369 billion to clean energy and decarbonization projects, as well as clean energy tax credits, with the aim of reducing U.S. carbon emissions by around 40% by 2030. To reduce dependency on oil and gas imports, the EU has outlined plans under the REPowerEU proposal to source 45% of its energy mix from renewables and save 13% of energy consumption through increased efficiency. Furthermore, in the United Nations COP15 Biodiversity Conference, focusing on mobilizing financing for nature-based solutions, negotiators inked a deal to safeguard 30% of land and water considered vital for biodiversity by 2030, known as the 30 by 30 initiative. However, sustainable themes did face headwinds during the Annual Period from a valuation perspective, yet a virtuous, competitive situation now exists between key regions of the world regarding green technology and infrastructure.

The Fund’s portfolio manager continues to maintain a constructive view on global equities as they have returned to a more favourable environment, even though the risks of elevated inflation, the impact of Fed rate hikes and tighter lending standards still prevail. While equity markets may see more volatility in 2023, the Fund’s portfolio manager continues to expect positive returns in the year ahead. The first half of 2023 has seen outsized returns in technology, mega-cap and AI-related stocks. In the second half of the year, a more optimistic narrative may emerge around a global economic recovery with inflation more under control.

While the market has pivoted towards growth stocks, the Fund’s portfolio manager expects green investment capital flows to continue to consistently grow given societal pressures, worsening climate conditions and generous tax incentives. If we enter a recessionary environment, corporate investments are unlikely to reduce as they look to take advantage of the subsidies for green technology, acting as a long-term growth driver.

The Fund’s portfolio manager believes that the equity market will continue to broaden from its highly concentrated positioning as mega cap tech stocks gained a significant market share, well above historical norms. Given the Fund’s lack of exposure to mega cap tech stocks, as they do not meet the criteria for fund inclusion, market broadening is expected to benefit the Fund.

Growth of a $1,000,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $1,000,000 from November 3, 2017 (Commencement of Operations) to June 30, 2023 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2023

	1 Year	3 Year	5 Year	Since Inception
AGF Global Sustainable Equity Fund Class I Shares	12.57%	8.30%	9.19%	8.05%
AGF Global Sustainable Equity Fund Class R6 Shares	12.57%	8.30%	9.19%	8.05%
MSCI World Net Index(1)	18.51%	12.18%	9.07%	8.66%

(1)The performance of the MSCI World Net Index is reduced by the taxes on dividends paid by the international securities issuers in the index.

v

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2025 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of its investments, and acquired (underlying) fund fees and expenses) for Class I shares and Class R6 shares do not exceed 0.80% of the average daily net assets of each share class. As stated in the current prospectus, the current gross and net expense ratios for both classes are 20.89% and 0.80%, respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please call (833) AGF-FUND (833-243-3863). Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

The views expressed in this letter are those of AGF Investments America Inc. as of June 30, 2023 and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

(a)The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. With 1,512 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

See accompanying notes to the financial statements.

AGF Investments Trust

AGF Emerging Markets Equity Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Common Stocks – 91.2%

Banks – 9.2%
Axis Bank Ltd., GDR	189	$11,283
Bank Mandiri Persero Tbk. PT	38,044	13,233
China Merchants Bank Co. Ltd., Class H	3,663	16,641
HDFC Bank Ltd.	520	10,785
Komercni Banka A/S	205	6,253
Sberbank of Russia PJSC, ADR*‡^(a)	259	3
Shinhan Financial Group Co. Ltd., ADR	239	6,228
		64,426
Beverages – 2.7%
Budweiser Brewing Co. APAC Ltd.	2,359	6,081
Varun Beverages Ltd.	1,307	12,786
		18,867
Broadline Retail – 6.1%
Alibaba Group Holding Ltd.*	3,422	35,460
Naspers Ltd., Class N	40	7,224
		42,684
Chemicals – 2.2%
Hansol Chemical Co. Ltd.	85	15,482

Construction & Engineering – 3.9%
China Railway Group Ltd., Class H	11,170	7,369
Larsen & Toubro Ltd., GDR	657	19,776
		27,145
Consumer Staples Distribution & Retail – 3.6%
Atacadao SA	2,314	5,413
BGF retail Co. Ltd.	51	6,769
Nahdi Medical Co.	145	6,568
Pick n Pay Stores Ltd.	3,052	6,305
		25,055
Diversified Telecommunication Services – 5.0%
Hellenic Telecommunications Organization SA	1,034	17,726
HKT Trust & HKT Ltd.	4,671	5,430
Telkom Indonesia Persero Tbk. PT	42,864	11,403
		34,559
Electronic Equipment, Instruments & Components – 1.8%
Delta Electronics, Inc.	1,158	12,809

Energy Equipment & Services – 2.4%
China Oilfield Services Ltd., Class H	9,278	9,579
Tenaris SA, ADR	239	7,158
		16,737
Financial Services – 3.0%
Chailease Holding Co. Ltd.*	1,947	12,753
FirstRand Ltd.	2,289	8,331
		21,084
Food Products – 1.1%
China Mengniu Dairy Co. Ltd.	2,104	7,921

Hotels, Restaurants & Leisure – 4.5%
Americana Restaurants International plc	9,944	11,447
Melco Resorts & Entertainment Ltd., ADR*	756	9,231
Trip.com Group Ltd.*	303	10,541
		31,219

Investments	Shares	Value ($)
Household Durables – 1.6%
Haier Smart Home Co. Ltd., Class H	3,512	$11,048

Insurance – 5.9%
AIA Group Ltd.	2,211	22,319
Ping An Insurance Group Co. of China Ltd., Class H	2,964	18,856
		41,175
Interactive Media & Services – 6.5%
Kakao Corp.	114	4,248
Tencent Holdings Ltd.	975	41,260
		45,508
IT Services – 0.5%
Globant SA*	19	3,415

Life Sciences Tools & Services – 0.7%
Wuxi Biologics Cayman, Inc.*	1,049	5,027

Metals & Mining – 3.6%
Anglo American plc	240	6,806
Southern Copper Corp.	156	11,191
Vale SA	518	6,948
		24,945
Oil, Gas & Consumable Fuels – 1.9%
Reliance Industries Ltd.	417	12,963

Pharmaceuticals – 1.0%
Cipla Ltd.	319	3,947
Sino Biopharmaceutical Ltd.	7,607	3,310
		7,257
Real Estate Management & Development – 1.5%
Country Garden Services Holdings Co. Ltd.	2,539	3,279
Longfor Group Holdings Ltd.	2,986	7,255
		10,534
Semiconductors & Semiconductor Equipment – 10.0%
MediaTek, Inc.	150	3,314
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	659	66,506
		69,820
Software – 0.9%
TOTVS SA	1,022	6,399

Technology Hardware, Storage & Peripherals – 8.0%
Samsung Electronics Co. Ltd., GDR	40	55,440

Textiles, Apparel & Luxury Goods – 1.1%
GRUPO DE MODA SOMA SA	2,960	7,418

Transportation Infrastructure – 0.8%
Salik Co. PJSC	6,858	5,886

Wireless Telecommunication Services – 1.7%
Bharti Airtel Ltd.	1,090	11,676

Total Common Stocks (Cost $643,845)		636,499

See accompanying notes to the financial statements.

AGF Investments Trust

AGF Emerging Markets Equity Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Maturity Date	Value ($)
Participation Notes – 6.3%
China
Kweichow Moutai Co. Ltd. (Issuer: UBS AG)*	54	9/29/2023	$12,570
Longshine Technology Group Co. Ltd. (Issuer: Bank of America Merrill Lynch)*	2,563	11/2/2023	8,214
NARI Technology Co. Ltd. (Issuer: Macquarie Bank Ltd.)*	5,065	7/18/2024	16,107
Wuliangye Yibin Co. Ltd. (Issuer: Macquarie Bank Ltd.)*	305	7/18/2024	6,868

Total Participation Notes (Cost $44,548)			43,759
Total Investments – 97.5% (Cost $688,393)			680,258
Other assets less liabilities – 2.5%			17,152
Net Assets – 100.0%			$697,410

*Non-income producing security.

‡Value determined using significant unobservable inputs.

^Security subject to restrictions on resale.

(a)Security fair valued as of June 30, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2023 amounted to $3, which represents approximately 0.00%(1) of net assets of the Fund.

(1)Represents less than 0.05% of net assets.

Abbreviations

ADR American Depositary Receipt

GDR Global Depositary Receipt

PJSC Public Joint Stock Company

Participation NotesA derivative instrument designed to replicate equity exposure in certain foreign markets where direct investment is impossible or difficult due to local investment restrictions. A Participation Note is usually issued by a financial institution, therefore investors are exposed to the issuer’s credit risk and the risks of the underlying financial instrument.

As of June 30, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$82,723
Aggregate gross unrealized depreciation	(113,836)
Net unrealized depreciation	$(31,113)
Federal income tax cost of investments (including derivative contracts, if any)	$711,371

AGF Emerging Markets Equity Fund invested, as a percentage of net assets, in the following countries as of June 30, 2023:

Brazil	3.8%
China	32.1%
Czech Republic	0.9%
Greece	2.5%
Hong Kong	5.8%
India	11.9%
Indonesia	3.5%
Mexico	1.6%
Russia	0.0	%(a)
Saudi Arabia	0.9%
South Africa	4.1%
South Korea	12.7%
Taiwan	13.7%
United Arab Emirates	2.5%
United States	1.5%
Other(1)	2.5%
	100.0%

(a)Represents less than 0.05% of net assets.

(1)Includes cash and net other assets (liabilities).

See accompanying notes to the financial statements.

AGF Investments Trust

AGF Global Sustainable Equity Fund

Schedule of Investments

June 30, 2023

Investments	Shares	Value ($)
Common Stocks – 97.3%

Automobile Components – 5.3%
Aptiv plc*	1,095	$111,789
Denso Corp.	2,136	142,775
		254,564
Automobiles – 2.6%
Mercedes–Benz Group AG	1,092	87,785
Tesla, Inc.*	133	34,815
		122,600
Building Products – 8.8%
Advanced Drainage Systems, Inc.	464	52,794
Cie de Saint–Gobain	1,582	96,205
Daikin Industries Ltd.	344	69,768
Kingspan Group plc	871	57,882
Trex Co., Inc.*	2,190	143,576
		420,225
Chemicals – 7.8%
Albemarle Corp.	512	114,222
Croda International plc	712	50,873
DSM–Firmenich AG*	434	46,705
Ecolab, Inc.	866	161,673
		373,473
Commercial Services & Supplies – 3.8%
Tetra Tech, Inc.	1,108	181,424

Construction & Engineering – 10.2%
Quanta Services, Inc.	808	158,731
Stantec, Inc.	2,276	148,595
Valmont Industries, Inc.	162	47,150
WSP Global, Inc.	976	128,945
		483,421
Containers & Packaging – 1.0%
Ball Corp.	833	48,489

Electrical Equipment – 8.5%
Array Technologies, Inc.*	2,043	46,172
LG Energy Solution Ltd.*	127	53,300
Plug Power, Inc.*	959	9,964
Prysmian SpA	2,768	115,623
Schneider Electric SE	678	123,153
Vestas Wind Systems A/S*	2,210	58,771
		406,983
Electronic Equipment, Instruments & Components – 12.3%
Amphenol Corp., Class A	1,225	104,064
Halma plc	3,760	108,731
Hexagon AB, Class B	9,575	117,852
Keyence Corp.	277	130,250
Samsung SDI Co. Ltd.	199	101,037
Trimble, Inc.*	473	25,041
		586,975
Food Products – 2.6%
Kerry Group plc, Class A	1,286	125,425

Household Durables – 1.9%
Garmin Ltd.	861	89,794

Investments	Shares	Value ($)
Independent Power and Renewable Electricity Producers – 0.9%
Brookfield Renewable Corp.	1,275	$40,221
Insurance – 1.6%
Intact Financial Corp.	492	75,964

Life Sciences Tools & Services – 5.1%
Danaher Corp.	545	130,800
Thermo Fisher Scientific, Inc.	213	111,133
		241,933
Machinery – 9.2%
AGCO Corp.	401	52,699
Alfa Laval AB	1,459	53,164
Chart Industries, Inc.*	614	98,111
Cummins, Inc.	99	24,271
Metso OYJ	9,539	114,967
Xylem, Inc.	834	93,925
		437,137
Semiconductors & Semiconductor Equipment – 5.3%
Analog Devices, Inc.	417	81,236
Enphase Energy, Inc.*	124	20,768
Infineon Technologies AG	3,080	126,991
SolarEdge Technologies, Inc.*	86	23,138
		252,133
Software – 7.6%
ANSYS, Inc.*	351	115,925
Bentley Systems, Inc., Class B	1,392	75,488
Dassault Systemes SE	3,838	170,138
		361,551
Specialized REITs – 1.0%
Equinix, Inc., REIT	62	48,604

Water Utilities – 1.8%
American Water Works Co., Inc.	604	86,221

Total Common Stocks (Cost $3,987,685)		4,637,137

Master Limited Partnerships – 0.7%

Independent Power and Renewable Electricity Producers – 0.7%
Brookfield Renewable Partners LP (Cost $27,533)	1,118	32,964

Total Investments – 98.0% (Cost $4,015,218)		4,670,101
Other assets less liabilities – 2.0%		96,714
Net Assets – 100.0%		$4,766,815

*Non-income producing security.

Abbreviations

OYJ Public Limited Company

See accompanying notes to the financial statements.

AGF Investments Trust

AGF Global Sustainable Equity Fund

Schedule of Investments

June 30, 2023

As of June 30, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$633,965
Aggregate gross unrealized depreciation	(27,563)
Net unrealized appreciation	$606,402
Federal income tax cost of investments (including derivative contracts, if any)	$4,063,699

AGF Global Sustainable Equity Fund invested, as a percentage of net assets, in the following countries as of June 30, 2023:

Canada	8.1%
Denmark	1.2%
Finland	2.4%
France	5.6%
Germany	4.5%
Ireland	3.9%
Italy	2.4%
Japan	7.2%
South Korea	3.2%
Sweden	3.6%
Switzerland	1.0%
United Kingdom	3.4%
United States	51.5%
Other(1)	2.0%
100.0%

(1)Includes cash and net other assets (liabilities).

See accompanying notes to the financial statements.

AGF Investments Trust

Statements of Assets and Liabilities

June 30, 2023

	AGF Emerging Markets Equity Fund		AGF Global Sustainable Equity Fund
ASSETS:
Investments in securities, at value(1)	$680,258		$4,670,101
Cash	36,672		135,666
Foreign cash(2)	11,110		—
Receivables:
Securities sold	—		39,040
Dividends and interest	2,878		1,771
Foreign Tax Reclaims	—		1,017
Investment adviser (Note 4)	28,078		36,579
Prepaid expenses	15,962		15,127
Total Assets	774,958		4,899,301

LIABILITIES:
Payables:
Securities purchased	—		48,905
Administration fees	12,733		12,733
Transfer Agent fees	17,007		17,054
Trustee fees	48		317
Custodian and Accounting fees	8,007		6,735
Professional fees	34,818		40,711
Accrued expenses and other liabilities	4,935	(3)	6,031
Total Liabilities	77,548		132,486
Net Assets	$697,410		$4,766,815

NET ASSETS CONSIST OF:
Paid in capital	$776,294		$4,228,447
Distributable earnings (loss)	(78,884)		538,368
Net Assets	$697,410		$4,766,815

NET ASSETS:
Class I	$348,705		$4,186,938
Class R6	348,705		579,877
Total	$697,410		$4,766,815

SHARES OUTSTANDING (unlimited number of shares authorized)
Class I	38,823		284,336
Class R6	38,823		39,380
Total	77,646		323,716

NET ASSET VALUE
Class I	$8.98		$14.73
Class R6	8.98		14.73

(1)Investments in securities, at cost	$688,393		$4,015,218

(2)Cost of foreign cash	$11,204		$—

(3)Includes payable for deferred non-U.S. capital gains tax of $1,165

See accompanying notes to the financial statements.

AGF Investments Trust

Statements of Operations

For the Year Ended June 30, 2023

	AGF Emerging Markets Equity Fund		AGF Global Sustainable Equity Fund
INVESTMENT INCOME:
Dividend income	$15,558		$45,403
Foreign withholding tax on dividends	(1,856)		(5,710)
Total Investment Income	13,702		39,693

EXPENSES:
Investment advisory fees (Note 4)	5,428		18,909
Administration fees	76,400		76,400
Registration and filing fees	35,976		35,535
Audit fees	30,206		27,640
Legal fees	101,608		146,448
Trustee fees	206		840
Custodian and Accounting fees	51,166		39,244
Transfer Agent fees	66,751		66,845
Chief Compliance Officer fees	4,136		4,536
Treasurer fees	13,068		28,432
Other fees	10,618		11,741
Total Expenses before Adjustments	395,563		456,570
Less: waivers and/or reimbursements by Adviser (Note 4)	(389,118)		(433,292)
Total Expenses after Adjustments	6,445		23,278
Net Investment Income	7,257		16,415

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(45,386	)(1)	(119,230)
Foreign currency transactions	(1,002)		(6,668)
Net Realized Gain (Loss)	(46,388)		(125,898)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investment in securities	48,536	(2)	452,779
Translation of assets and liabilities denominated in foreign currencies	(42)		(28)
Net Change in Unrealized Appreciation (Depreciation)	48,494		452,751
Net Realized and Unrealized Gain (Loss)	2,106		326,853
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,363		$343,268

(1)Includes realized non-U.S. capital gains tax of $ (1,383)

(2)Net of change in deferred non-U.S. capital gains tax of $ (131)

See accompanying notes to the financial statements.

AGF Investments Trust

Statements of Changes in Net Assets

	AGF Emerging Markets Equity Fund		AGF Global Sustainable Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
OPERATIONS:
Net investment income	$7,257	$8,807	$16,415	$2,500
Net realized gain (loss)	(46,388)	(25,440)	(125,898)	38,978
Net change in unrealized appreciation (depreciation)	48,494	(214,043)	452,751	(495,761)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,363	(230,676)	343,268	(454,283)

DISTRIBUTIONS:
Distributable earnings
Class I	(5,500)	(5,480)	(18,695)	(27,834)
Class R6	(5,500)	(5,480)	(10,431)	(14,194)
Total Distributions	(11,000)	(10,960)	(29,126)	(42,028)

CAPITAL TRANSACTIONS:
Class I
Capital shares issued	$—	$—	$2,984,822	$30,000
Capital shares issued in reinvestment of distributions	4,675	5,231	18,695	27,798
Cost of shares redeemed	—	—	(51)	(95,515)
Total Class I transactions	4,675	5,231	3,003,466	(37,717)
Class R6
Capital shares issued in reinvestment of distributions	4,675	5,231	10,431	14,159
Total Class R6 transactions	4,675	5,231	10,431	14,159
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	$9,350	$10,462	$3,013,897	$(23,558)
Total Increase (Decrease) in Net Assets	7,713	(231,174)	3,328,039	(519,869)

NET ASSETS:
Beginning of year	689,697	920,871	1,438,776	1,958,645
End of Year	$697,410	$689,697	$4,766,815	$1,438,776

SHARE TRANSACTIONS:
Class I
Beginning of year	38,287	37,795	69,182	72,584
Capital shares issued	—	—	213,757	1,655
Capital shares issued in reinvestment of distributions	536	492	1,401	1,448
Capital shares redeemed	—	—	(4)	(6,505)
Total Class I − Shares Outstanding, End of Year	38,823	38,287	284,336	69,182
Class R6
Beginning of year	38,287	37,795	38,599	37,864
Capital shares issued in reinvestment of distributions	536	492	781	735
Total Class R6 − Shares Outstanding, End of Year	38,823	38,287	39,380	38,599

See accompanying notes to the financial statements.

AGF Investments Trust

Financial Highlights for a share outstanding throughout the periods indicated

	PER SHARE OPERATING PERFORMANCE									RATIOS/SUPPLEMENT DATA
	Investment Operations				Distributions					Ratios to average net assets(c)
	Net asset value, beginning of period	Net investment Income(a)	Net realized and unrealized gain (loss) from investments	Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Expenses, before reimbursements and/or waivers		Expenses, net of reimbursements and/or waivers		Net investment income	Net investment loss, before reimbursements and/or waivers	Total Return(b)(e)	Portfolio turnover rate(b)	Ending net assets (thousands)
AGF Emerging Markets Equity Fund – Class I
Year Ended June 30, 2023	$9.01	0.09	0.02	0.11	(0.14)	—	—	(0.14)	$8.98	58.31%		0.95%		1.07%	(56.29)%	1.31%	45%	$349
Year Ended June 30, 2022	$12.18	0.12	(3.15)	(3.03)	(0.04)	(0.10)	—	(0.14)	$9.01	45.02%		0.95%		1.10%	(42.97)%	-25.02%	37%	$345
Year Ended June 30, 2021	$8.41	0.10	3.77	3.87	(0.10)	—	—	(0.10)	$12.18	41.06	%(d)	0.95	%(d)	0.89%	(39.21)%	46.16%	43%	$460
For the period 01/03/20*–6/30/2020	$10.00	0.04	(1.63)	(1.59)	—	—	—	—	$8.41	40.36	%(d)	0.95	%(d)	0.88%	(38.52)%	-15.90%	22%	$316
AGF Emerging Markets Equity Fund – Class R6
Year Ended June 30, 2023	$9.01	0.09	0.02	0.11	(0.14)	—	—	(0.14)	$8.98	58.31%		0.95%		1.07%	(56.29)%	1.31%	45%	$349
Year Ended June 30, 2022	$12.18	0.12	(3.15)	(3.03)	(0.04)	(0.10)	—	(0.14)	$9.01	45.02%		0.95%		1.10%	(42.97)%	-25.02%	37%	$345
Year Ended June 30, 2021	$8.41	0.10	3.77	3.87	(0.10)	—	—	(0.10)	$12.18	41.06	%(d)	0.95	%(d)	0.89%	(39.21)%	46.16%	43%	$460
For the period 01/03/20*–6/30/2020	$10.00	0.04	(1.63)	(1.59)	—	—	—	—	$8.41	40.36	%(d)	0.95	%(d)	0.88%	(38.52)%	-15.90%	22%	$315
AGF Global Sustainable Equity Fund – Class I
Year Ended June 30, 2023	$13.35	0.09	1.56	1.65	—	(0.27)	—	(0.27)	$14.73	15.69%		0.80%		0.62%	(14.27)%	12.57%	50%	$4,187
Year Ended June 30, 2022	$17.73	0.02	(4.02)	(4.00)	(0.01)	(0.37)	—	(0.38)	$13.35	20.89%		0.80%		0.13%	(19.96)%	-23.23%	20%	$924
Year Ended June 30, 2021	$12.11	0.05	5.63	5.68	(0.06)	—	—	(0.06)	$17.73	22.78%		0.80%		0.33%	(21.65)%	46.98%	26%	$1,287
Year Ended June 30, 2020	$10.69	0.02	1.42	1.44	(0.02)	—	—	(0.02)	$12.11	44.27%		0.80%		0.15%	(43.32)%	13.46%	38%	$675
Year Ended June 30, 2019	$9.98	0.05	0.71	0.76	(0.05)	—	—	(0.05)	$10.69	49.81%		0.80%		0.54%	(48.47)%	7.73%	37%	$609
AGF Global Sustainable Equity Fund – Class R6
Year Ended June 30, 2023	$13.35	0.05	1.60	1.65	—	(0.27)	—	(0.27)	$14.73	15.69%		0.80%		0.34%	(14.56)%	12.57%	50%	$580
Year Ended June 30, 2022	$17.73	0.02	(4.02)	(4.00)	(0.01)	(0.37)	—	(0.38)	$13.35	20.89%		0.80%		0.13%	(19.96)%	-23.23%	20%	$515
Year Ended June 30, 2021	$12.11	0.05	5.63	5.68	(0.06)	—	—	(0.06)	$17.73	22.78%		0.80%		0.33%	(21.65)%	46.98%	26%	$672
Year Ended June 30, 2020	$10.69	0.02	1.42	1.44	(0.02)	—	—	(0.02)	$12.11	44.27%		0.80%		0.15%	(43.32)%	13.46%	38%	$457
Year Ended June 30, 2019	$9.98	0.05	0.71	0.76	(0.05)	—	—	(0.05)	$10.69	49.81%		0.80%		0.54%	(48.47)%	7.73%	37%	$403

*Commencement of investment operations.

(a)Net investment income (loss) per share is based on average shares outstanding.

(b)Not annualized for periods less than one year.

(c)Annualized for periods less than one year.

(d)The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not reflect these indirect fees and expenses.

(e)Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.

AGF Investments Trust

Notes to Financial Statements

June 30, 2023

1. Organization

AGF Investments Trust (the ‘‘Trust’’), a Delaware statutory trust, was formed on November 19, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Trust consists of 4 funds, 2 of which are presented herein, the AGF Emerging Markets Equity Fund and AGF Global Sustainable Equity Fund (each “Fund”, collectively, the “Funds”). Each Fund currently offers Class I and Class R6 shares. The remaining 2 funds are presented in a separate report.

The AGF Emerging Markets Equity Fund is classified as a non-diversified Fund, within the meaning of the 1940 Act. The AGF Global Sustainable Equity Fund is classified as a diversified Fund, within the meaning of the 1940 Act.

The investment objective of AGF Emerging Markets Equity Fund seeks to provide capital growth and the investment objective of AGF Global Sustainable Equity Fund is to provide long-term capital growth. There can be no assurance that the Funds will achieve their respective investment objectives.

2. Significant Accounting Policies

Each Fund, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation

The net asset value (‘‘NAV’’) of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (‘‘NYSE’’), generally 4:00 p.m., Eastern Time. A Fund’s NAV per share is calculated separately for each class of shares of a Fund. NAV per share is computed by adding the total value of a Fund’s investments and other assets, determining the proportion allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of shares outstanding for that class.

The value of each Fund’s securities is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If market quotations are not readily available, securities are priced at their fair value as determined in good faith by the Adviser in accordance with the Trust’s and Adviser’s valuation procedures. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as “Valuation Designee” to perform fair value determinations with respect to all the investments of the Funds as well as to perform all the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Adviser has established a Valuation Committee (“Committee”) and may carry out its responsibilities as Valuation Designee with respect to the Funds through the Committee, pursuant to policies and procedures approved by the Board. The Committee is responsible for, among other things, determining and monitoring the value of each Fund’s assets and providing such information to the Adviser as Valuation Designee.

Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when a security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. Securities of non-exchange-traded and exchange-traded investment companies are valued at their NAV and market value, respectively.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds. Securities using these valuation adjustments are categorized as Level 2 in the fair value hierarchy.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

The Funds disclose the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•Level 1 — Quoted prices in active markets for identical assets that the Funds have the ability to access.

•Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2023 for each Fund based upon the three levels defined above:

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
AGF Emerging Markets Equity Fund
Investments
Common Stocks
Banks	$64,423	$—	$3	$64,426
Other*	572,073	—	—	572,073
Participation Notes	—	43,759	—	43,759
Total Investments	$636,496	$43,759	$3	$680,258

AGF Global Sustainable Equity Fund
Investments
Common Stocks*	4,637,137	—	—	4,637,137
Master Limited Partnerships	32,964	—	—	32,964
Total Investments	$4,670,101	$—	$—	$4,670,101

* See Schedule of Investments for segregation by industry.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions reported on the Statements of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class. For the year ended June 30, 2023, neither Fund incurred class specific expenses such as distribution (12b-1) and administrative service fees.

Taxes and Distributions

Each Fund intends to qualify (or continue to qualify) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent each Fund distributes substantially all its taxable net investment income and net capital gains to its shareholders. Therefore, no provision for federal income tax should be required. Management of the Funds is required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2023. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. Management of the Funds are required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that the Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the period ended June 30, 2023.

Dividends and distributions will be automatically reinvested unless requested otherwise. Dividends will differ among classes of the Funds due to differences in distribution and other class-specific operating expenses and will generally be paid at least annually. Capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Financial Highlights due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of the distributions paid for the tax years ended June 30, 2023 and 2022 were as follows:

	Year Ended June 30, 2023			Year Ended June 30, 2022
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions
AGF Emerging Markets Equity Fund	$11,000	$—	$11,000	$9,003	$1,957	$10,960
AGF Global Sustainable Equity Fund	69	29,057	29,126	3,454	38,574	42,028

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
AGF Emerging Markets Equity Fund	$13,178	$—	$(59,686)	$(32,376)
AGF Global Sustainable Equity Fund	9,224	—	(77,215)	606,359

* The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, mark to market of passive foreign investment companies (PFICs) and investments in partnerships.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Permanent differences resulted in reclassifications, as of June 30, 2023, among the Funds’ components of net assets.

Fund	Distributable earnings (loss)	Paid in Capital
AGF Emerging Markets Equity Fund	$—	$—
AGF Global Sustainable Equity Fund	—	—

As of June 30, 2023, the Funds had capital loss carryforwards (“CLCFs”) available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration. For the tax year ended June 30, 2023, the following Funds had available capital loss carryforwards to offset future net capital gains and utilized capital loss carryforwards to offset net capital gains:

Fund	Indefinite Short-term	Indefinite Long-term	Total	Utilized Capital Loss Carryforwards
AGF Emerging Markets Equity Fund	$23,467	$4,288	$27,755	$—
AGF Global Sustainable Equity Fund	9,194	5,338	14,532	—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2023, the following Funds will elect to treat the late-year ordinary loss and post-October capital loss deferrals as arising on July 1, 2023:

Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
AGF Emerging Markets Equity Fund	$—	$31,931	$31,931
AGF Global Sustainable Equity Fund	—	62,683	62,683

3. Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Foreign withholding taxes and foreign capital gains taxes, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Large, non-recurring dividends recognized by the Funds are presented separately on the Statements of Operations as ‘‘Special Dividends’’ and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

4. Investment Management Fees

AGF Investments America Inc. (the ‘‘Adviser’’) is the investment adviser to each Fund. Pursuant to an investment advisory agreement between the Adviser and the Trust, AGF Emerging Markets Equity Fund and AGF Global Sustainable Equity Fund pay the Adviser a management fee at an annualized rate, based on its average daily net assets, of 0.80% and 0.65%, respectively.

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for AGF Emerging Markets Equity Fund’s Class I shares and Class R6 shares do not exceed 0.95% for each share class’s average daily net assets and for AGF Global Sustainable Equity Fund’s Class I shares and Class R6 shares do not exceed 0.80% of each share class’s average daily net assets. In addition, the Adviser has contractually agreed

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

to reduce its management fees to the extent of any acquired fund fees and expenses incurred by a Fund that are attributable to the management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests. The Adviser is entitled to reimbursement by the Funds of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Total Annual Fund Operating Expenses do not exceed the then-applicable expense cap or the expense cap in place at the time of the original fee waiver or reimbursement. This agreement will remain in effect until November 1, 2025, and shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Funds.

For the year ended June 30, 2023, management fee waivers and expense reimbursements were as follows:

Fund	Management Fees Waived	Expense Reimbursements
AGF Emerging Markets Equity Fund	$5,428	$383,690
AGF Global Sustainable Equity Fund	18,909	414,383

As of June 30, 2023, the amounts eligible for repayment and the associated period of expiration are as follows:

Fund	Expires June 30, 2024	Expires June 30, 2025	Expires June 30, 2026	Total Eligible for Recoupment
AGF Emerging Markets Equity Fund	$328,686	$353,755	$389,118	$1,071,559
AGF Global Sustainable Equity Fund	349,087	385,887	433,292	1,168,266

5. Administration, Accounting, Custodian and Transfer Agent Fees

JPMorgan Chase Bank, N.A. (“JPMorgan”) acts as administrator (the “Administrator”), fund accounting agent and custodian to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund pays the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. As custodian, JPMorgan holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services, the Custodian is entitled to fees and reasonable out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC serves as the transfer agent (the “Transfer Agent”) to the Funds. The Transfer Agent is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, the Transfer Agent receives monthly fees charged to the Funds, plus certain charges for securities transactions.

6. Distribution and Fund Officers

Foreside Fund Services, LLC serves as the Funds’ distributor (the ‘‘Distributor’’). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Shares are continuously offered for sale by the Trust through the Distributor. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (‘‘FMS’’), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

7. Investment Transactions

For the year ended June 30, 2023, the cost of securities purchased and proceeds from sales of securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
AGF Emerging Markets Equity Fund	$300,705	$292,142
AGF Global Sustainable Equity Fund	4,329,567	1,350,457

8. Purchase and Sale of Fund Shares

The information below explains how to purchase and sell shares of the Funds directly. Investors purchasing or selling shares through a financial intermediary may be charged transaction-based or other fees by the financial intermediary for its services. Please contact your financial intermediary for information regarding these fees and for purchase instructions.

You may purchase or redeem Fund shares through your broker-dealer, other financial intermediary that has an agreement with the Distributor, or through the Transfer Agent. You may purchase, redeem or exchange shares of any class of the Funds on any day the NYSE is open for business.

Class I Shares

Class I shares are offered by each Fund to institutions and individuals with a $1,000,000 minimum requirement for initial investment, and no minimum is required for additional investments. Omnibus accounts are eligible to meet the initial investment minimum for Class I shares at the omnibus account level. The minimum requirement may be waived, at the Adviser’s discretion, for certain institutions or individuals who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Neither the minimum requirement for initial investment for each Fund nor the requirements for the minimum account size will apply to investments by employees of the Adviser (or their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses and children).

Class I shares of each Fund have an investment minimum of $1,000,000 and a minimum account balance of $1,000,000. There is no investment minimum or minimum investment account size requirement for qualified retirement benefit plans. The Funds reserve the right to redeem shares if an account balance for any Fund falls below the minimum account balance due to redemptions and not due to market movement. If the account balance is not increased to the minimum amount within 60 days of the investor being notified by the Fund, then the account may be closed and the proceeds in the account given to the investor. Fund shares will be redeemed at NAV on the day the redemption transaction is processed.

The investor eligibility requirements for Class I shares of the Funds may be changed from time to time. Any such changes will be reflected in each Fund’s then current prospectus and SAI.

Class R6 Shares

Class R6 shares are offered by each Fund to institutional investors that meet a $1,000,000 minimum requirement for initial investment and to Eligible Investors (as defined below). No minimum is required for additional investments. Institutional investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of a Fund through an account held directly with the Fund that are not traded through an intermediary, subject to a minimum initial investment of $1,000,000. “Eligible Investors” are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, Simple IRAs, individual 401 (k) plans or individual 403 (b) plans.

Class R6 shares of each Fund have an investment minimum of $1,000,000 and a minimum account balance of $1,000,000. There is no investment minimum or minimum investment account size requirement for Eligible Investors. The Funds reserve the right to redeem shares if an account balance for any Fund falls below the minimum account balance due to redemptions and not due to market movement. If the account balance is not increased within 60 days of the investor being notified by the Fund, then the account may be closed and the proceeds in the account given to the investor. Fund shares will be redeemed at NAV on the day the redemption transaction is processed.

The investor eligibility requirements for Class R6 shares of the Funds may be changed from time to time. Any such changes will be reflected in each Fund’s then current prospectus and SAI.

Shareholder Concentration Risk

As of June 30, 2023, certain shareholder accounts owned more than 10% of the outstanding shares of each of AGF Emerging Markets Equity Fund and AGF Global Sustainable Equity Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In case of a large redemption, a Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of illiquid positions. Large redemptions could also result in decreased economies of scale and increased operating expenses for non-redeeming fund shareholders.

As of June 30, 2023, the Adviser or an affiliate of the Adviser held 100% and 24% of the outstanding shares of AGF Emerging Markets Equity Fund and AGF Global Sustainable Equity Fund, respectively. The AGF Global Sustainable Equity Fund had individual shareholder and/or omnibus accounts that owned 76% of the Fund’s outstanding shares.

9. Principal Investment Risks

Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds. A more complete description of the principal risks to which each Fund is subject is included in the Funds’ prospectus.

Market Risk. The value of a Fund’s investments may fluctuate because of changes in the markets in which a Fund invests, which could cause a Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, there is a risk that policy changes by the U.S. government, Federal Reserve and/or other government actors, such as changing interest rates, could cause increased volatility in financial markets. From time to time, markets may experience stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares. Although the precise and future impact of the COVID-19 pandemic remains unknown, it has introduced uncertainty and volatility in global markets and economies. This impact may be for a short-term or extend for a longer term, may exacerbate pre-existing risks to a Fund and may adversely affect the performance of a Fund.

Portfolio Management Risk. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of a Fund’s holdings.

Depositary Receipts Risk. Depositary receipts subject a Fund generally to the same risks as if it were investing in the underlying foreign securities directly, including political and economic risks that differ from investing in securities of U.S. issuers. In addition, because the underlying securities may be trading on a non-U.S. market, the value of the underlying security may decline, sometimes rapidly, at a time when U.S. markets are closed and the Adviser may not be able to take appropriate actions to mitigate losses to a Fund.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Emerging Markets Risk. Investments in securities of issuers economically tied to emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Emerging market economies generally have less developed and more volatile securities trading markets with untimely and unreliable information. Emerging market economies also generally have less developed legal, financial, auditing and accounting systems, and a greater likelihood of nationalization or confiscation of assets and companies than do developed economies. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities to bring actions against bad actors may be limited.

Frontier Markets Risk. Investments in securities of issuers domiciled in countries or issuers that are economically tied to emerging market economies that are included in the MSCI Frontier Markets Index present the same risks that exist in other emerging market economies but such risks may be greater in frontier market economies.

Equity-Linked Investments Risk. Equity-linked investments, such as participatory notes, are traded over-the-counter and are designed to replicate the performance of the underlying asset. Equity-linked investments allow a Fund to invest in equity securities economically tied to foreign markets which a Fund may be unable or unwilling to invest in directly, and may expose a Fund to the risks of the underlying or reference foreign security. In addition, the performance of equity-linked securities may not correlate to the performance of the underlying security due to transaction costs and other expenses. Equity-linked investments also expose a Fund to counterparty risk.

Equity Securities Risk. The values of equity securities generally fluctuate, sometimes widely, based on real or perceived changes in an issuer’s financial condition and overall market and economic conditions, including stock market and industry conditions. A decline in the value of an equity security held by a Fund will adversely affect the value of your investment.

Exchange-Traded Funds and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, a Fund bears its proportionate share of the fees and expenses of the underlying fund, which may have an adverse impact on a Fund’s operating expenses and performance and may affect the value of your investment.

Foreign Securities Risk. Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Foreign markets, especially those in less developed economies, are generally more illiquid than U.S. markets, meaning that it could be harder for a Fund to dispose of a particular security than if it were traded on a U.S. exchange. Foreign securities markets may also have high transaction costs, limited legal recourse and unreliable or untimely information. The value of foreign securities may also be adversely affected by changes in currency exchange rates.

Foreign Currency Risk. Investing in securities that trade and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to a Fund. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. A stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Large Shareholders Risk. A Fund is subject to the risk that a large investor may purchase or redeem a large percentage of Fund shares at any time. As a result, a Fund’s performance or liquidity may be adversely affected because a Fund may have to sell investments at disadvantageous times or prices or hold cash when it would not otherwise do so to meet large redemption requests.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase, sell or price accurately. This can reduce a Fund’s returns because a Fund or an entity in which it invests may be unable to transact at advantageous times or prices. An illiquid investment is hard to value and may be sold at a price that is different from the price at which the Adviser valued the investment for purposes of a Fund’s NAV. Investments in non-U.S securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than investments in U.S. securities. Additionally, a Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, a Fund may be forced to sell investments at disadvantageous times or prices, which may adversely affect the Fund.

AGF Investments Trust

Notes to Financial Statements (continued)

June 30, 2023

Non-Diversification Risk. The AGF Emerging Markets Equity Fund, as a non-diversified fund, can invest a greater percentage of its assets in the securities of a single issuer or in fewer issuers than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of one or more particular securities may have a greater effect on the fund’s return because the securities may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

Sustainable Investing Risk. Because the AGF Global Sustainable Equity Fund focuses on equity securities of companies that the Adviser believes meet the concept of sustainable development, the Fund’s universe of investments may be smaller than that of other funds that do not focus on sustainable investment themes. There are significant differences in interpretations of what it means for a company to have positive exposure to sustainable investment themes. The Fund may forgo opportunities to gain exposure to certain attractive companies in certain industries and sectors, such as fossil fuel producers, and may have a reduced weighting in other sectors, due to their lack of positive exposure to sustainable investment themes. Because of these themes, the Fund may underperform the market as a whole if such investments underperform the market. In addition, sustainable investing considerations may be linked to long-term rather than short returns.

10. Guarantees and Indemnifications

In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

11. Recent Accounting Pronouncements

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management is evaluating the implications of this guidance to future financial statements.

12. Subsequent Events

Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements.

AGF Investments Trust

Report of Independent Registered Public Accounting Firm

June 30, 2023

To the Shareholders of AGF Emerging Markets Equity Fund and AGF Global Sustainable Equity Fund and Board of Trustees of AGF Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGF Emerging Markets Equity Fund and AGF Global Sustainable Equity Fund (the “Funds”), each a series of AGF Investments Trust, as of June 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended June 30, 2022, and prior, were audited by other auditors whose report dated August 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
August 25, 2023

AGF Investments Trust

Expense Examples (Unaudited)

June 30, 2023

As a shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2023.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2023.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on the purchases and sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGF Emerging Markets Equity Fund
Class R6
Actual	$1,000.00	$1,020.50	$4.76	0.95%
Hypothetical	$1,000.00	$1,020.08	$4.76	0.95%
Class I
Actual	$1,000.00	$1,020.50	$4.76	0.95%
Hypothetical	$1,000.00	$1,020.08	$4.76	0.95%
AGF Global Sustainable Equity Fund
Class R6
Actual	$1,000.00	$1,087.90	$4.14	0.80%
Hypothetical	$1,000.00	$1,020.83	$4.01	0.80%
Class I
Actual	$1,000.00	$1,087.90	$4.14	0.80%
Hypothetical	$1,000.00	$1,020.83	$4.01	0.80%

*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one-half year period).

AGF Investments Trust

Board Consideration of the Investment Advisory Agreement (Unaudited)

At its regular meeting on February 27, 2023, the Board of Trustees (“Board”) of AGF Investments Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or AGF Investment Americas Inc. (“AGFA” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the Investment Management Agreement (the “Agreement”) for AGF Global Sustainable Equity Fund (“Global Sustainable Fund”) and AGF Emerging Markets Equity Fund (the “EM Fund”, and together with the Global Sustainable Fund, the “Mutual Funds”).

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by the Adviser and met with senior representatives of AGFA regarding their personnel and operations. The Board also considered materials that they had received at past meetings, including routine quarterly meetings, relating to the nature, extent and quality of the Adviser’s services, including information concerning each Mutual Fund’s advisory fee, net expense ratio and performance. Generally, the Board considered the following factors in connection with its approval of the Agreement: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of each Mutual Fund; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as each Mutual Fund grows; (5) whether fee levels reflect any such potential economies of scale for the benefit of investors; and (6) other benefits derived by the Adviser from its relationship with the Mutual Funds.

Nature, Extent and Quality of Services; Investment Performance

With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of the Adviser who perform services for each Mutual Fund, the compliance function of the Adviser and the financial condition of the Adviser. In this regard, among other things, the Board noted the Adviser’s history of compliance and enhancements to its compliance function. Further, the Board evaluated the integrity of the Adviser’s personnel, the experience and breadth of the portfolio management teams, and the management of the Mutual Funds in accordance with their stated investment objectives and policies. The Board also considered the demonstrated ability of the applicable portfolio managers to manage each Mutual Fund’s investments in accordance with its principal investment objective and strategies.

With respect to the performance of the Global Sustainable Fund, the Board considered the Fund’s performance since its inception on November 3, 2017, and over the three-month, one- and three-year periods. The Board noted that the Global Sustainable Fund had performed well relative to its benchmark index in all periods and had significantly outperformed its benchmark for the three-year period. The Board further noted that the Fund ranked in the third quartile of the Morningstar U.S. Fund Global Large Stock Growth Category for the three-month and one-year periods and in the first quartile in the three-year period. Further, the Board observed that the Fund had outperformed the average of such Morningstar Category for the three-year period.

The Board observed that the EM Fund had outperformed its benchmark index in each of the three-month, one-year and since inception periods. In addition, the Board noted that the EM Fund ranked in the first quartile of the Morningstar U.S. Diversified Emerging Markets Category over the three-month and one-year periods. The Board also noted that the Adviser’s composite return for the strategy pursuant to which the EM Fund is managed had outperformed its benchmark since its inception in January 2006. The Board observed that the EM Fund is relatively new, having been operational only since January 2020, and that additional comparative data will be available as the Fund matures.

Fund Expenses; Cost of Services; Economies of Scale; Related Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure of the Agreement for each Mutual Fund. In this regard, the Board reviewed a table comparing each Mutual Fund’s management fee and net expense ratio to the average of its respective Morningstar Category. The Board noted that the Global Sustainable Fund’s management fee was competitive with peer funds in its Morningstar Category and that the net expense ratio of the fund’s institutional class shares was below the average expense ratio of the institutional class shares of its Morningstar Category peers. The Board further noted that the EM Fund’s management fee was competitive with peer funds in its Morningstar Category and that the net expense ratio of its institutional class shares was below

AGF Investments Trust

Board Consideration of the Investment Advisory Agreement (Unaudited)

the institutional share class average of its Morningstar Category peers. The Board considered that the Adviser is currently waiving its management fee for both Mutual Funds. Noting that the Adviser did not receive any quantifiable fall-out benefits from its relationship with the Mutual Funds, the Board concluded that the management fee and net expense ratio of the Mutual Funds were reasonable.

The Board also reviewed the overall profitability to the Adviser of the Mutual Funds and evaluated the services that the Adviser provides to each Mutual Fund for potential economies of scale. In this regard, the Board noted that since each Mutual Fund’s inception, it had gathered limited assets and that the Adviser had materially subsidized its operations. Based on these and other factors, the Board determined that profitability was not a material factor to be considered in connection with the renewal of the Agreement.

The Board evaluated the ancillary (or fall-out) benefits being received by the Adviser as a result of its relationship with the Mutual Funds in connection with its management of SMAs and management of similar funds in Canada. Based on the information considered, the Board did not deem these fall-out benefits to be a material factor for the renewal of the agreement.

Conclusion

Based on their review of the facts and circumstances related to the Agreement, the Board concluded that each Mutual Fund could benefit from the Adviser’s continued management. Thus, the Board determined that the renewal of the Agreement with respect to each Mutual Fund was appropriate and in the best interest of each Mutual Fund. In their deliberations, the Board did not identify any particular information as all-important or controlling, and each Trustee may have attributed different weight to different factors. After reviewing a memorandum from Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

AGF Investments Trust

Additional Information (Unaudited)

Change in Independent Registered Public Accounting Firm

Effective April 24, 2023, PricewaterhouseCoopers LLP (“PWC”) was dismissed as the independent registered public accounting firm of the AGF Investments Trust (the “Funds”). The Audit Committee of the Board of Directors approved the replacement of PWC with Cohen & Company, Ltd. (“Cohen”). The report of PWC on the financial statements of the Funds as of and for the fiscal years ended June 30, 2022 and June 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended June 30, 2021, June 30, 2022, and during the subsequent interim period through April 24, 2023: (i) there were no disagreements between the registrant and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that PWC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

On April 24, 2023, the Audit Committee of the Board of Directors also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

During the fiscal years ended June 30, 2021, June 30, 2022, and during the subsequent interim period through April 24, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Proxy Voting Information

A description of AGF Investments Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.agf.com/us or the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling collect 833-AGF-FUND (833-243-3863).

In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-833-AGF-FUND (833-243-3863) or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

AGF Investments Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year to date on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-PORT, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGF Funds’ website at www.agf.com/us.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the ‘‘Act’’), the percentages of ordinary dividends paid during the tax year ended June 30, 2023 are designated as ‘‘qualified dividend income’’ (QDI), as defined in the Act, subject to reduced tax rates in 2023. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.

AGF Investments Trust

Additional Information (Unaudited)

As of June 30, 2023, the Fund federal tax information was as follows:

Fund	QDI	DRD
AGF Emerging Markets Equity Fund	79.61%	3.22%
AGF Global Sustainable Equity Fund	100.00%	100.00%

For the tax year ended June 30, 2023, foreign taxes which are expected to be passed through to shareholders for foreign tax credits and gross income derived from sources within foreign countries were as follows:

Fund	Foreign Taxes Paid	Foreign Source Income
AGF Emerging Markets Equity Fund	$3,276	$17,015
AGF Global Sustainable Equity Fund	$5,710	$31,221

AGF Investments Trust

Trustees and Officers of the Trust (Unaudited)

Trustees

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1943	Trustee	Indefinite/ Since 2011	Independent Consultant, (2013 to present); Independent Director of GMO Trust (2013 to 2021); Independent Consultant, GMO Funds (2011 to 2021).	4	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	4	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to present).	4	None
Interested Trustee**
William H. DeRoche Year of Birth: 1962	Trustee; President	Indefinite/ Since 2020 Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017).	4	None

*Each Independent Trustee may be contacted by writing to the counsel for the Independent Trustees of AGF Investments Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600.

**Mr. DeRoche is an ‘‘interested person’’, as defined by the 1940 Act, because of his employment with AGF Investments LLC, adviser to the AGF ETFs.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

AGF Investments Trust

Trustees and Officers of the Trust (Unaudited)

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua Hunter 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present).*
Kenneth Kalina 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).*
Kevin McCreadie 81 Bay Street, Suite 3900 CIBC Square – Tower One Toronto, Ontario Canada M5J 0G1 Year of Birth: 1960	Vice President	Indefinite/ Since 2017

Director and Chief Investment Officer of AGF Investments America Inc, and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present).

Damion Hendrickson 99 High Street, Suite 2802 Boston, MA 02110 Year of Birth: 1972	Vice President	Indefinite/ Since 2020

Managing Director/Head of U.S. Business of AGF Investments (March 2020 to present); Managing Director/Head of Sales U.S. and Latin America of HSBC Global Asset Management (December 2011 to February 2020)

*Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated exchange traded funds, mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

AGF Investments Trust

99 High Street, Suite 2802

Boston, MA 02110

www.AGF.com/us

Distributor:

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable

Item 2. Code of Ethics.

As of the end of the period, June 30, 2023, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, there have been no waivers granted under the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined that it does not include an audit committee financial expert, notwithstanding certain Trustees’ past experience overseeing the implementation of accounting controls and principles, due to the continuous modernization of accounting and tax requirements and the increasingly important role played by technology in the conduct of audits.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for AGF Investments Trust by PricewaterhouseCoopers LLP (“PwC”) for the fiscal years ended June 30, 2022 and June 30, 2023 were:

	2022	2023
Audit Fees (a)	$47,248	$0
Audit Related Fees (b)
Tax Fees (c)	$20,782	$14,650
All Other Fees (d)
Total:	$68,030	$14,650

Aggregate fees for professional services rendered for AGF Investments Trust by Cohen & Company, Ltd. (“Cohen & Co”) for the fiscal years ended June 30, 2022 and June 30, 2023 were:

	2022	2023
Audit Fees (a)	N/A	$30,500
Audit Related Fees (b)	N/A
Tax Fees (c)	N/A	$7,000
All Other Fees (d)	N/A
Total:	N/A	$37,500

(a)	Audit Fees: These fees relate to professional services rendered by PwC and Cohen & Co for the audit of the Registrant’s annual financial statement or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC and Cohen & Co related to audit services in connection with the June 30, 2022 and June 30, 2023 annual financial statement.

(c)	Tax Fees: These fees relate to professional services rendered by PwC and Cohen & Co for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC and Cohen & Co other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the each of the last two fiscal years of the Registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended June 30, 2022, and June 30, 2023, were $20,782 and $14,650, respectively.

4(g) The aggregate fees billed by Cohen & Co for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended June 30, 2022, and June 30, 2023, were $0 and $7,000, respectively.

(h)	The Registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 6 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)	A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose, must disclose:

(1)	That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;
(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;
(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;
(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and
(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.
(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form.

(1)	Code of Ethics – Filed herewith.

(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(4)	Change in Registrant’s independent public accountant.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGF Investments Trust

By:	/s/William DeRoche
William DeRoche
President and Principal Executive Officer
September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/William DeRoche
William DeRoche
President and Principal Executive Officer
September 5, 2023

By:	/s/Joshua Hunter
Joshua Hunter
Principal Financial Officer and Treasurer
September 5, 2023